UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-8797
                                   811-9049

Name of Fund: Merrill Lynch International Fund of Mercury Funds, Inc.
              Merrill Lynch Master International Portfolio of Mercury Master
              Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch
        International Fund of Mercury Funds, Inc. and Merrill Lynch Master International Portfolio of Mercury Master Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 05/31/04

Date of reporting period: 06/01/03 - 05/31/04

Item 1 - Report to Stockholders

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        Merrill Lynch
                                        International Fund

Annual Report
May 31, 2004

[LOGO] Merrill Lynch Investment Managers

Merrill Lynch International Fund

Portfolio Information as of May 31, 2004 (unaudited)

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
--------------------------------------------------------------------------------
BP Amoco PLC .......................................................      3.2%
Toyota Motor Corporation ...........................................      2.3
AstraZeneca Group PLC ..............................................      2.1
Royal Dutch Petroleum Company ......................................      2.1
Vodafone Group PLC .................................................      2.0
Nestle SA (Registered Shares) ......................................      2.0
Barclays PLC .......................................................      2.0
TotalFinaElf SA ....................................................      1.9
Royal Bank of Scotland Group PLC ...................................      1.8
Novartis AG (Registered Shares) ....................................      1.7
--------------------------------------------------------------------------------

                                                                      Percent of
Ten Largest Countries                                                 Net Assets
--------------------------------------------------------------------------------
United Kingdom .....................................................     28.0%
Japan ..............................................................     20.1
Switzerland ........................................................     10.3
France .............................................................      9.2
Netherlands ........................................................      5.4
Italy ..............................................................      4.6
Sweden .............................................................      3.0
Germany ............................................................      2.8
Finland ............................................................      2.2
Spain ..............................................................      2.1
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Industries*                                              Net Assets
--------------------------------------------------------------------------------
Commercial Banks ...................................................     15.6%
Oil & Gas ..........................................................      9.4
Pharmaceuticals ....................................................      8.2
Wireless Telecommunication Services ................................      5.2
Automobiles ........................................................      4.3
--------------------------------------------------------------------------------
* For Portfolio compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

                                                                     Percent of
Geographic Asset Mix                                                 Net Assets*
--------------------------------------------------------------------------------
Europe (Ex United Kingdom) .........................................     41.5%
United Kingdom .....................................................     28.0
Japan ..............................................................     20.1
Pacific Basin/Asia (Ex Japan) ......................................      8.4
North America ......................................................      0.8
--------------------------------------------------------------------------------
*     Total may not equal 100%.


2             MERRILL LYNCH INTERNATIONAL FUND        MAY 31, 2004

A Letter From the President

Dear Shareholder

Equity markets posted positive results for the most recent reporting periods. The U.S. stock market, as measured by the Standard & Poor's 500 Index, had respective returns of +6.79% and +18.33% for the six-month and 12-month periods ended May 31, 2004. The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Index, which measures the performance of equity markets in 21 developed nations (excluding the United States and Canada), returned +10.32% and +32.66% for the six-month and 12-month periods, respectively. Emerging markets, as represented by the MSCI Emerging Markets Index, returned +5.75% and +40.10% for the same periods.

The positive market returns have been supported by improving economies in important areas around the globe. In particular, the U.S. economy has benefited from fiscal and monetary stimulus in the form of low interest rates and tax cuts. This has opened the door to consumer spending, capital spending, increases in exports and long-awaited job growth. Since the United States represents 32% of global gross domestic product (GDP), the acceleration of its economy has provided encouragement to other areas of the world.

Elsewhere, China has recorded a remarkable rate of economic expansion. With real GDP growth of 9.1% in 2003, the country has helped fuel growth in the economies of its trading partners. Given efforts to preempt inflation, China's growth is expected to ease somewhat in 2004, but still expand at a rate of 7% - 8%. Japan, in the meantime, has begun to emerge from 13 years of sluggish growth. In Europe, the European Union welcomed 10 new member nations in May, and the enhanced integration may create further economic opportunities.

The events and efforts of the past year leave us with stronger global economies today. Of course, markets will always fluctuate, and there are many uncertainties -- including the possibility of geopolitical events -- that can translate into negative market movements. Keeping this in mind, however, we encourage you to revisit your portfolio and your asset allocation strategy to ensure you are well positioned to take advantage of the opportunities that lie ahead. Importantly, your financial advisor can help you develop a strategy most suitable for your circumstances through all types of market and economic cycles.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                                Sincerely,


                                                /s/ Terry K. Glenn

                                                Terry K. Glenn
                                                President and Director/Trustee


              MERRILL LYNCH INTERNATIONAL FUND        MAY 31, 2004             3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Managers

      At period-end, the Fund was positioned to benefit from what we expect will be an investor flight away from more speculative investments and toward higher-quality stocks.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended May 31, 2004, Merrill Lynch International Fund's Class A, Class B, Class C and Class I Shares had total returns of +19.89%, +19.19%, +19.19% and +20.27%, respectively. The Fund's benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index, returned +32.66% for the same period. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 8 of this report to shareholders.)

Fund returns lagged that of the benchmark, primarily because of our investment view in what we believed to be an extreme market environment. Unusually high appetites for risk, together with plentiful liquidity, engendered speculative investor behavior and led to significant outperformance of lower-quality stocks. We did not chase this momentum because our analysis suggested that investors had overpaid for economic leverage/risk, pushing many of these stock prices to levels that could not be justified by our medium-term earnings expectations. In our view, these valuations also could not compensate investors for the specific risks attached. Some of the most extreme examples of the performance variation were seen in the technology sector and in areas of materials and industrials.

Within information technology (IT), our underweight positions in semiconductor-related and hardware stocks hampered the Fund's relative results, as these areas made sharp gains. In particular, stocks such as Infineon Technologies AG, Ericsson and Fujitsu Computer Systems Corporation, which we did not hold, performed strongly. IT valuations implied levels of earnings growth that we thought were too high given the competitive environment and excess capacity issues these companies face.

These trends also were evident in the consumer discretionary sector. High-quality franchises held by the Fund, such as Reed Elsevier NV, the UK-listed media company, declined as investors sought out riskier stocks. For example, Reuters, not a Fund holding, was perceived to offer greater earnings recovery and was bid-up aggressively even though the company continued to experience losses.

In Japan, our strategy was negatively impacted by a number of factors. First, the technical selling pressure caused by "daiko henjo" (the returning of pension fund assets to the government) led to declines for some of the blue chip stocks held by the Fund. Second, investors were concerned that a stronger yen would hurt exporters and aggressively rotated out of exporting companies into domestic shares, ignoring the extended valuations of some of the domestic names. Performance also was impacted by our avoidance of the "big five" Japanese banks, all of which made sharp gains. Mizuho Financial Group, Inc., for example, was up 560% in U.S. dollar terms. Investors speculated that an improvement in the domestic economy and recent equity market gains could lead to strong earnings upside for the banks. Our analysis suggested that while the banks had clearly made progress in dealing with their non-performing loans, there were still risks attached to these stocks -- risks that we did not feel we were being compensated for. We maintain our view that the large commercial city banks still face structural hurdles and that recent sentiment may be overly optimistic given the risks attached to these stocks.


4             MERRILL LYNCH INTERNATIONAL FUND        MAY 31, 2004

What changes were made to the Portfolio during the period?

In the first six months of the fiscal year, we increased our exposure to Japanese automakers by initiating positions in Toyota Motor Corporation and Honda Motor Co., Ltd. Both were trading at a discount compared to many other Japanese shares and other automobile stocks, particularly the three largest U.S. automakers. In the financials sector, we added to our position in Credit Suisse Group, based on what we believed to be an attractive valuation relative to its global peer group. Under new leadership, the company had lowered costs and restructured its insurance business. We also reduced exposure to materials in the first half of the period, trimming positions in mining companies Rio Tinto PLC and BHP Billiton as they approached the top end of our fair value range. Changes in the portfolio's technology sector included reducing our position in Nokia, as we became increasingly concerned that the company's high margins would be threatened by intense price competition in areas such as Asia. Some of the proceeds from the sale were reinvested in Samsung, which was trading at a less expensive valuation and had a leading position in the Asian handset market.

In the second half of the period, we made no major changes to our overall portfolio strategy. On the margin, we trimmed our exposure to mining shares, again reducing Rio Tinto and selling BHP Billiton. Given clear signals from the Chinese government that it will be taking stronger action to slow its economy, we expect to see commodity prices weaken from their recent high levels.

In Japan, we increased our position in the financial sector (thereby reducing our underweighting) by initiating positions in two Japanese regional banks, The Bank of Yokohama, Ltd. and The Hiroshima Bank, Ltd. We believe they stand to benefit from the recovery in loan demand and possess more attractive valuations than the city banks, which remain overvalued in our view. On a similar theme, we established positions in the Japanese convenience store companies C&S Co., Ltd. and FamilyMart Co., Ltd. Both companies possess cutting-edge replenishment technologies which, together with a franchise structure, provides for highly productive stores. The companies' stocks had lagged the rally in more cyclical parts of the Japanese retail sector and, in our view, offer upside potential as consumer spending improves.

How would you characterize the Portfolio's position at the close of the period?

The prospect of rising interest rates, together with awareness that the pace of economic and earnings growth is likely to slow as we move through this year, has recently begun to lower investors' risk appetites. While the trend has been volatile, investors appear to have started to rotate toward higher-quality companies capable of delivering more sustainable earnings growth, where valuations are attractive. This has benefited recent performance, and we believe the process has further to run. For that reason, we remain biased toward higher-quality shares, which we believe offer the best prospects for appreciation in the months ahead.

Exposure to economic sensitivity is gained through investments in media, industrial and selected IT and financial stocks. The Portfolio is underweight in retail and certain areas in the materials sector, such as mining/commodity stocks, as well as semiconductor, networking and telecommunications equipment stocks where valuations are too high, in our assessment. The Portfolio also has exposure to what we believe to be undervalued franchises in areas such as banking, personal products and beverages.

Ian Rowley
Vice President and Co-Portfolio Manager

Nigel Waller
Co-Portfolio Manager

June 10, 2004


              MERRILL LYNCH INTERNATIONAL FUND        MAY 31, 2004             5

[LOGO] Merrill Lynch Investment Managers

Performance Data

About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives.

o Class A Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after the sixth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years.

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

o Class I Shares incur a maximum initial sales charge of 5.25% and bear no ongoing distribution and account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain more current performance information. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                    6-Month          12-Month       Since Inception
As of May 31,2004                                Total Return      Total Return      Total Return
===================================================================================================
ML International Fund Class A Shares*                + 7.98%          +19.89%           - 5.32%
---------------------------------------------------------------------------------------------------
ML International Fund Class B Shares*                + 7.59           +19.19            - 9.28
---------------------------------------------------------------------------------------------------
ML International Fund Class C Shares*                + 7.59           +19.19            - 9.28
---------------------------------------------------------------------------------------------------
ML International Fund Class I Shares*                + 8.14           +20.27            - 3.92
---------------------------------------------------------------------------------------------------
MSCI Europe, Australasia and Far East Index**        +10.32           +32.66            +11.51
---------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if sales charges were included. Total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. The Fund's inception date is 10/30/98.
** This unmanaged broad-based Index measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East. Since inception total return is from 10/30/98.


6             MERRILL LYNCH INTERNATIONAL FUND        MAY 31, 2004

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A and Class B Shares compared to growth of an investment in the MSCI Europe, Australasia and Far East Index. Values are from October 30, 1998 to May 2004:

                               10/30/98**      5/99         5/00         5/01         5/02         5/03            5/04
ML International
Fund+--Class A Shares*         $ 9,475         $ 9,854      $11,901     $ 9,624       $8,614       $7,483          $ 8,971

ML International
Fund+--Class B Shares*         $10,000         $10,360      $12,399     $ 9,957       $8,837       $7,612          $ 8,987

MSCI Europe,
Australasia and
Far East Index++               $10,000         $10,934      $12,829     $10,602       $9,584       $8,405          $11,151

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ The Fund invests all of its assets in Merrill Lynch Master International Portfolio. The Portfolio invests primarily in stocks of companies located outside of the United States that its management believes are undervalued or have good prospects for earnings growth.
++ This unmanaged broad-based Index measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East.

      Past performance is not predictive of future results.

Average Annual Total Return

                                                 Return Without     Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 5/31/04                               +19.89%          +13.60%
--------------------------------------------------------------------------------
Five Years Ended 5/31/04                             - 1.86           - 2.91
--------------------------------------------------------------------------------
Inception (10/30/98)
through 5/31/04                                      - 0.97           - 1.93
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                        Return         Return
                                                     Without CDSC    With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 5/31/04                                 +19.19%        +15.19%
--------------------------------------------------------------------------------
Five Years Ended 5/31/04                               - 2.62         - 2.99
--------------------------------------------------------------------------------
Inception (10/30/98)
through 5/31/04                                        - 1.73         - 1.89
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.


              MERRILL LYNCH INTERNATIONAL FUND        MAY 31, 2004             7

[LOGO] Merrill Lynch Investment Managers

Performance Data (concluded)

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class C & Class I Shares compared to growth of an investment in the MSCI Europe, Australasia and Far East Index. Values are from October 30, 1998 to May 2004:

                               10/30/98**      5/99         5/00         5/01         5/02         5/03            5/04
ML International
Fund+--Class C Shares*         $10,000         $10,360      $12,399      $ 9,957      $8,838       $7,612          $ 9,072

ML International
Fund+--Class I Shares*         $ 9,475         $ 9,873      $11,946      $ 9,687      $8,684       $7,569          $ 9,104

MSCI Europe,
Australasia and
Far East Index++               $10,000         $10,934      $12,829      $10,602      $9,584       $8,405          $11,151

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ The Fund invests all of its assets in Merrill Lynch Master International Portfolio. The Portfolio invests primarily in stocks of companies located outside of the United States that its management believes are undervalued or have good prospects for earnings growth.
++ This unmanaged broad-based Index measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East.

      Past performance is not predictive of future results.

Average Annual Total Return

                                                      Return           Return
                                                   Without CDSC      With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 5/31/04                                +19.19%         +18.19%
--------------------------------------------------------------------------------
Five Years Ended 5/31/04                              - 2.62          - 2.62
--------------------------------------------------------------------------------
Inception (10/30/98)
through 5/31/04                                       - 1.73          - 1.73
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

                                                  Return Without    Return With
                                                   Sales Charge   Sales Charge**
================================================================================
Class I Shares*
================================================================================
One Year Ended 5/31/04                                +20.27%         +13.96%
--------------------------------------------------------------------------------
Five Years Ended 5/31/04                              - 1.61          - 2.66
--------------------------------------------------------------------------------
Inception (10/30/98)
through 5/31/04                                       - 0.71          - 1.67
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.


8             MERRILL LYNCH INTERNATIONAL FUND        MAY 31, 2004

Statement of Assets and Liabilities             Merrill Lynch International Fund

As of May 31, 2004
============================================================================================================================
Assets
----------------------------------------------------------------------------------------------------------------------------
                       Investment in Merrill Lynch Master International Portfolio,
                        at value (identified cost--$123,280,042) ........................                      $ 146,725,886
                       Prepaid expenses and other assets ................................                             48,810
                                                                                                               -------------
                       Total assets .....................................................                        146,774,696
                                                                                                               -------------
============================================================================================================================
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                       Payables:
                          Distributor ...................................................    $      84,361
                          Other affiliates ..............................................           79,515
                          Administrator .................................................           27,742           191,618
                                                                                             -------------
                       Accrued expenses .................................................                             42,536
                                                                                                               -------------
                       Total liabilities ................................................                            234,154
                                                                                                               -------------
============================================================================================================================
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                       Net assets .......................................................                      $ 146,540,542
                                                                                                               =============
============================================================================================================================
Net Assets Consist of
----------------------------------------------------------------------------------------------------------------------------
                       Class A Shares of Common Stock, $.0001 par value, 100,000,000
                        shares authorized ...............................................                      $         323
                       Class B Shares of Common Stock, $.0001 par value, 100,000,000
                        shares authorized ...............................................                                902
                       Class C Shares of Common Stock, $.0001 par value, 100,000,000
                        shares authorized ...............................................                                323
                       Class I Shares of Common Stock, $.0001 par value, 100,000,000
                        shares authorized ...............................................                                156
                       Paid-in capital in excess of par .................................                        243,404,108
                       Undistributed investment income--net .............................    $      65,411
                       Accumulated realized capital losses on investments and foreign
                        currency transactions allocated from the Portfolio--net .........     (120,376,525)
                       Unrealized appreciation on investments and foreign currency
                        transactions allocated from the Portfolio--net ..................       23,445,844
                                                                                             -------------
                       Total accumulated losses--net ....................................                        (96,865,270)
                                                                                                               -------------
                       Net Assets .......................................................                      $ 146,540,542
                                                                                                               =============
============================================================================================================================
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                       Class A--Based on net assets of $28,427,944 and 3,228,707 shares
                        outstanding .....................................................                      $        8.80
                                                                                                               =============
                       Class B--Based on net assets of $76,726,640 and 9,018,218 shares
                        outstanding .....................................................                      $        8.51
                                                                                                               =============
                       Class C--Based on net assets of $27,484,988 and 3,231,462 shares
                        outstanding .....................................................                      $        8.51
                                                                                                               =============
                       Class I--Based on net assets of $13,900,970 and 1,561,934 shares
                        outstanding .....................................................                      $        8.90
                                                                                                               =============

      See Notes to Financial Statements.


              MERRILL LYNCH INTERNATIONAL FUND        MAY 31, 2004             9

[LOGO] Merrill Lynch Investment Managers

Statement of Operations                         Merrill Lynch International Fund

For the Year Ended May 31, 2004
============================================================================================================================
Investment Income Allocated from the Portfolio--Net
----------------------------------------------------------------------------------------------------------------------------
                       Net investment income allocated from the Portfolio:
                          Dividends (net of $462,545 foreign withholding tax) ...........                      $   3,828,822
                          Securities lending--net .......................................                             54,980
                          Interest from affiliates ......................................                              6,596
                          Expenses ......................................................                         (1,434,336)
                                                                                                               -------------
                       Net investment income allocated from the Portfolio ...............                          2,456,062
                                                                                                               -------------
============================================================================================================================
Expenses
----------------------------------------------------------------------------------------------------------------------------
                       Account maintenance and distribution fees--Class B ...............    $     785,479
                       Transfer agent fees--Class B .....................................          390,740
                       Administration fees ..............................................          381,829
                       Account maintenance and distribution fees--Class C ...............          305,415
                       Transfer agent fees--Class C .....................................          154,455
                       Transfer agent fees--Class A .....................................          129,463
                       Transfer agent fees--Class I .....................................           70,909
                       Account maintenance fees--Class A ................................           70,499
                       Registration fees ................................................           60,066
                       Printing and shareholder reports .................................           54,375
                       Professional fees ................................................           45,831
                       Other ............................................................           22,555
                                                                                             -------------
                       Total expenses ...................................................                          2,471,616
                                                                                                               -------------
                       Investment loss--net .............................................                            (15,554)
                                                                                                               -------------
============================================================================================================================
Realized & Unrealized Gain on Investments & Foreign Currency Transactions Allocated from the Portfolio--Net
----------------------------------------------------------------------------------------------------------------------------
                       Realized gain allocated from the Portfolio on:
                          Investments--net ..............................................       15,905,326
                          Foreign currency transactions--net ............................           76,035        15,981,361
                                                                                             -------------
                       Change in unrealized appreciation on investments and foreign
                        currency transactions allocated from the Portfolio--net .........                         11,746,630
                                                                                                               -------------
                       Total realized and unrealized gain on investments and foreign
                        currency transactions allocated from the Portfolio--net .........                         27,727,991
                                                                                                               -------------
                       Net Increase in Net Assets Resulting from Operations .............                      $  27,712,437
                                                                                                               =============

      See Notes to Financial Statements.


10            MERRILL LYNCH INTERNATIONAL FUND        MAY 31, 2004

Statements of Changes in Net Assets             Merrill Lynch International Fund

                                                                                                    For the Year Ended
                                                                                                         May 31,
                                                                                             -------------------------------
Increase (Decrease) in Net Assets:                                                                2004              2003
============================================================================================================================
Operations
----------------------------------------------------------------------------------------------------------------------------
                       Investment loss--net .............................................    $     (15,554)    $    (205,218)
                       Realized gain (loss) on investments and foreign currency
                        transactions allocated from the Portfolio--net ..................       15,981,361       (34,939,976)
                       Change in unrealized appreciation on investments and foreign
                        currency transactions allocated from the Portfolio--net .........       11,746,630         2,027,854
                                                                                             -------------------------------
                       Net increase (decrease) in net assets resulting from operations ..       27,712,437       (33,117,340)
                                                                                             -------------------------------
============================================================================================================================
Capital Share Transactions
----------------------------------------------------------------------------------------------------------------------------
                       Net decrease in net assets derived from capital share transactions      (32,937,762)      (43,743,724)
                                                                                             -------------------------------
============================================================================================================================
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                       Total decrease in net assets .....................................       (5,225,325)      (76,861,064)
                       Beginning of year ................................................      151,765,867       228,626,931
                                                                                             -------------------------------
                       End of year* .....................................................    $ 146,540,542     $ 151,765,867
                                                                                             ===============================
                          * Undistributed (accumulated) investment income (loss)--net ...    $      65,411     $      (8,486)
                                                                                             ===============================

      See Notes to Financial Statements.


              MERRILL LYNCH INTERNATIONAL FUND        MAY 31, 2004            11

[LOGO] Merrill Lynch Investment Managers

Financial Highlights                            Merrill Lynch International Fund

                                                                                            Class A
                                                               -------------------------------------------------------------------
The following per share data and ratios have been derived                                   For the
from information provided in the financial statements.                                 Year Ended May 31,
                                                               -------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                           2004         2003@         2002@          2001@          2000@
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year ..   $    7.34     $    8.45     $    9.44      $   12.32      $   10.40
                                                               -------------------------------------------------------------------
                       Investment income (loss)--net* ......         .04           .03            --+          (.01)          (.01)
                       Realized and unrealized gain (loss)
                        on investments and foreign currency
                        transactions allocated from the
                        Portfolio--net .....................        1.42         (1.14)         (.99)         (2.24)          2.18
                                                               -------------------------------------------------------------------
                       Total from investment operations ....        1.46         (1.11)         (.99)         (2.25)          2.17
                                                               -------------------------------------------------------------------
                       Less dividends and distributions:
                          In excess of investment
                           income--net .....................          --            --            --             --           (.07)
                          Realized gain on investments
                           allocated from the Portfolio--net          --            --            --           (.57)          (.18)
                          In excess of realized gain on
                           investments allocated from the
                           Portfolio--net ..................          --            --            --           (.06)            --
                                                               -------------------------------------------------------------------
                       Total dividends and distributions ...          --            --            --           (.63)          (.25)
                                                               -------------------------------------------------------------------
                       Net asset value, end of year ........   $    8.80     $    7.34     $    8.45      $    9.44      $   12.32
                                                               ===================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ..       19.89%       (13.14%)      (10.49%)       (19.13%)        20.77%
                                                               ===================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Expenses++ ..........................        2.00%         2.02%         1.87%          1.66%          1.49%
                                                               ===================================================================
                       Investment income (loss)--net .......         .55%          .48%          .06%          (.07%)         (.08%)
                                                               ===================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year
                        (in thousands) .....................   $  28,428     $  27,838     $  33,815      $  42,643      $  60,099
                                                               ===================================================================
                       Portfolio turnover of Merrill Lynch
                        Master International Portfolio .....       73.55%       132.93%       140.65%         88.01%         63.03%
                                                               ===================================================================

*     Based on average shares outstanding.
**    Total investment returns exclude the effect of sales charges.
+     Amount is less than $.01 per share.
++    Includes the Fund's share of the Portfolio's allocated expenses.
@     Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

      See Notes to Financial Statements.


12            MERRILL LYNCH INTERNATIONAL FUND        MAY 31, 2004

Financial Highlights (continued)                Merrill Lynch International Fund

                                                                                            Class B
                                                               -------------------------------------------------------------------
The following per share data and ratios have been derived                                   For the
from information provided in the financial statements.                                 Year Ended May 31,
                                                               -------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                           2004          2003          2002           2001           2000
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year ..   $    7.14     $    8.29     $    9.34      $   12.24      $   10.36
                                                               -------------------------------------------------------------------
                       Investment loss--net* ...............        (.02)         (.02)         (.06)          (.10)          (.09)
                       Realized and unrealized gain (loss)
                        on investments and foreign currency
                        transactions allocated from the
                        Portfolio--net .....................        1.39         (1.13)         (.99)         (2.21)          2.14
                                                               -------------------------------------------------------------------
                       Total from investment operations ....        1.37         (1.15)        (1.05)         (2.31)          2.05
                                                               -------------------------------------------------------------------
                       Less distributions:
                          Realized gain on investments
                           allocated from the Portfolio--net          --            --            --           (.54)          (.17)
                          In excess of realized gain on
                           investments allocated from the
                           Portfolio--net ..................          --            --            --           (.05)            --
                                                               -------------------------------------------------------------------
                       Total distributions .................          --            --            --           (.59)          (.17)
                                                               -------------------------------------------------------------------
                       Net asset value, end of year ........   $    8.51     $    7.14     $    8.29      $    9.34      $   12.24
                                                               ===================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ..       19.19%       (13.87%)      (11.24%)       (19.69%)        19.68%
                                                               ===================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Expenses+ ...........................        2.80%         2.82%         2.64%          2.44%          2.26%
                                                               ===================================================================
                       Investment loss--net ................        (.25%)        (.36%)        (.77%)         (.85%)         (.74%)
                                                               ===================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year
                        (in thousands) .....................   $  76,727     $  75,953     $ 112,586      $ 167,788      $ 224,759
                                                               ===================================================================
                       Portfolio turnover of Merrill Lynch
                        Master International Portfolio .....       73.55%       132.93%       140.65%         88.01%         63.03%
                                                               ===================================================================

*     Based on average shares outstanding.
**    Total investment returns exclude the effect of sales charges.
+     Includes the Fund's share of the Portfolio's allocated expenses.

      See Notes to Financial Statements.


              MERRILL LYNCH INTERNATIONAL FUND        MAY 31, 2004            13

[LOGO] Merrill Lynch Investment Managers

Financial Highlights (continued)                Merrill Lynch International Fund

                                                                                            Class C
                                                               ------------------------------------------------------------------
The following per share data and ratios have been derived                                   For the
from information provided in the financial statements.                                 Year Ended May 31,
                                                               ------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                           2004          2003          2002           2001          2000
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year ..   $    7.14     $    8.29     $    9.34      $   12.24     $   10.36
                                                               ------------------------------------------------------------------
                       Investment loss--net* ...............        (.02)         (.03)         (.07)          (.10)         (.09)
                       Realized and unrealized gain (loss)
                        on investments and foreign currency
                        transactions allocated from the
                        Portfolio--net .....................        1.39         (1.12)         (.98)         (2.21)         2.14
                                                               ------------------------------------------------------------------
                       Total from investment operations ....        1.37         (1.15)        (1.05)         (2.31)         2.05
                                                               ------------------------------------------------------------------
                       Less distributions:
                          Realized gain on investments
                           allocated from the Portfolio--net          --            --            --           (.54)         (.17)
                          In excess of realized gain on
                           investments allocated from the
                           Portfolio--net ..................          --            --            --           (.05)           --
                                                               ------------------------------------------------------------------
                       Total distributions .................          --            --            --           (.59)         (.17)
                                                               ------------------------------------------------------------------
                       Net asset value, end of year ........   $    8.51     $    7.14     $    8.29      $    9.34     $   12.24
                                                               ==================================================================
=================================================================================================================================
Total Investment Return**
---------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ..       19.19%       (13.87%)      (11.24%)       (19.70%)       19.68%
                                                               ==================================================================
=================================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------------
                       Expenses+ ...........................        2.82%         2.82%         2.64%          2.43%         2.26%
                                                               ==================================================================
                       Investment loss--net ................        (.29%)        (.42%)        (.83%)         (.88%)        (.73%)
                                                               ==================================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year
                        (in thousands) .....................   $  27,485     $  32,018     $  56,945      $ 109,170     $ 179,843
                                                               ==================================================================
                       Portfolio turnover of Merrill Lynch
                        Master International Portfolio .....       73.55%       132.93%       140.65%         88.01%        63.03%
                                                               ==================================================================

*     Based on average shares outstanding.
**    Total investment returns exclude the effect of sales charges.
+     Includes the Fund's share of the Portfolio's allocated expenses.

      See Notes to Financial Statements.


14            MERRILL LYNCH INTERNATIONAL FUND        MAY 31, 2004

Financial Highlights (concluded)                Merrill Lynch International Fund

                                                                                            Class I
                                                               -------------------------------------------------------------------
The following per share data and ratios have been derived                                   For the
from information provided in the financial statements.                                Year Ended May 31,
                                                               -------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                           2004         2003@         2002@          2001@          2000@
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year ..   $    7.40     $    8.49     $    9.47      $   12.34      $   10.42
                                                               -------------------------------------------------------------------
                       Investment income--net* .............         .06           .05           .02            .02            .04
                       Realized and unrealized gain (loss)
                        on investments and foreign currency
                        transactions allocated from the
                        Portfolio--net .....................        1.44         (1.14)        (1.00)         (2.25)          2.16
                                                               -------------------------------------------------------------------
                       Total from investment operations ....        1.50         (1.09)         (.98)         (2.23)          2.20
                                                               -------------------------------------------------------------------
                       Less dividends and distributions:
                          In excess of investment
                           income--net .....................          --            --            --             --           (.10)
                          Realized gain on investments
                           allocated from the Portfolio--net          --            --            --           (.59)          (.18)
                          In excess of realized gain on
                           investments allocated from the
                           Portfolio--net ..................          --            --            --           (.05)            --
                                                               -------------------------------------------------------------------
                       Total dividends and distributions ...          --            --            --           (.64)          (.28)
                                                               -------------------------------------------------------------------
                       Net asset value, end of year ........   $    8.90     $    7.40     $    8.49      $    9.47      $   12.34
                                                               ===================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ..       20.27%       (12.84%)      (10.35%)       (18.91%)        20.99%
                                                               ===================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Expenses+ ...........................        1.77%         1.77%         1.61%          1.41%          1.24%
                                                               ===================================================================
                       Investment income--net ..............         .75%          .67%          .22%           .15%           .33%
                                                               ===================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year
                        (in thousands) .....................   $  13,901     $  15,957     $  25,281      $  46,569      $  69,325
                                                               ===================================================================
                       Portfolio turnover of Merrill Lynch
                        Master International Portfolio .....       73.55%       132.93%       140.65%         88.01%         63.03%
                                                               ===================================================================

*     Based on average shares outstanding.
**    Total investment returns exclude the effect of sales charges.
+     Includes the Fund's share of the Portfolio's allocated expenses.
@     Effective April 14, 2003, Class A Shares were redesignated Class I Shares.

      See Notes to Financial Statements.


              MERRILL LYNCH INTERNATIONAL FUND        MAY 31, 2004            15

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements                   Merrill Lynch International Fund

1. Significant Accounting Policies:

Merrill Lynch International Fund (the "Fund") is a series of Mercury Funds, Inc. (the "Corporation"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund seeks to achieve its investment objective by investing all of its assets in Merrill Lynch Master International Portfolio (the "Portfolio") (formerly Mercury Master International Portfolio) of Mercury Master Trust (the "Trust"), which has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The percentage of the Portfolio owned by the Fund at May 31, 2004 was 100%. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- The Fund records its investment in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in
Note 1a of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses -- The Fund records daily its proportionate share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

(d) Prepaid registration fees -- Prepaid registration fees are charged to expenses as the related shares are issued.

(e) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions -- Investment transactions in the Portfolio are accounted for on a trade date basis.

(g) Reclassification -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $89,451 has been reclassified between accumulated net realized capital losses on investments and foreign currency transactions and accumulated net investment loss as a result of permanent differences attributable to foreign currency transaction gains/losses and gains from the sale of stock of passive foreign investment companies. This reclassification has no effect on net assets or net asset values per share.

2. Transactions with Affiliates:

The Corporation has entered into an Administration Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.


16            MERRILL LYNCH INTERNATIONAL FUND        MAY 31, 2004

Notes to Financial Statements (continued)       Merrill Lynch International Fund

The Corporation has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch. Group, Inc. Pursuant to the Distribution Plans adopted by the Corporation in accordance with Rule 12b-1 under the Investment Company Act, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                    Account         Distribution
                                                Maintenance Fee          Fee
--------------------------------------------------------------------------------
Class A ................................              .25%               --
Class B ................................              .25%              .75%
Class C ................................              .25%              .75%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended May 31, 2004, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                      FAMD                MLPF&S
--------------------------------------------------------------------------------
Class A ..............................               $  536               $7,661
Class I ..............................               $    5               $   75
--------------------------------------------------------------------------------

For the year ended May 31, 2004, MLPF&S received contingent deferred sales charges of $188,423 and $820 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Corporation are officers and/or directors or trustees of the Trust, FAM, PSI, FAMD, FDS, and/or ML & Co.

3. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions was $32,937,762 and $43,743,724 for the years ended May 31, 2004 and May 31, 2003, respectively.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended May 31, 2004                                 Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          3,738,359        $ 28,685,371
Automatic conversion of shares .........            120,023           1,048,446
                                                 ------------------------------
Total issued ...........................          3,858,382          29,733,817
Shares redeemed ........................         (4,424,278)        (34,529,136)
                                                 ------------------------------
Net decrease ...........................           (565,896)       $ (4,795,319)
                                                 ==============================

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended May 31, 2003                                 Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          1,368,153        $  9,552,572
Automatic conversion of shares .........             60,532             411,208
                                                 ------------------------------
Total issued ...........................          1,428,685           9,963,780
Shares redeemed ........................         (1,636,732)        (11,335,503)
                                                 ------------------------------
Net decrease ...........................           (208,047)       $ (1,371,723)
                                                 ==============================

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended May 31, 2004                                 Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          2,272,860        $ 18,123,747
Automatic conversion of shares .........           (123,953)         (1,048,446)
Shares redeemed ........................         (3,763,426)        (30,148,823)
                                                 ------------------------------
Net decrease ...........................         (1,614,519)       $(13,073,522)
                                                 ==============================

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended May 31, 2003                                 Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          2,654,947        $ 18,017,193
Automatic conversion of shares .........            (61,915)           (411,208)
Shares redeemed ........................         (5,540,252)        (37,815,394)
                                                 ------------------------------
Net decrease ...........................         (2,947,220)       $(20,209,409)
                                                 ==============================

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended May 31, 2004                                 Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................            132,070        $  1,048,865
Shares redeemed ........................         (1,383,797)        (11,091,658)
                                                 ------------------------------
Net decrease ...........................         (1,251,727)       $(10,042,793)
                                                 ==============================

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended May 31, 2003                                 Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................            119,261        $    824,506
Shares redeemed ........................         (2,505,419)        (17,161,338)
                                                 ------------------------------
Net decrease ...........................         (2,386,158)       $(16,336,832)
                                                 ==============================


              MERRILL LYNCH INTERNATIONAL FUND        MAY 31, 2004            17

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements (concluded)       Merrill Lynch International Fund

-------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended May 31, 2004                                 Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................            178,069        $  1,395,217
Shares redeemed ........................           (773,737)         (6,421,345)
                                                 ------------------------------
Net decrease ...........................           (595,668)       $ (5,026,128)
                                                 ==============================

-------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended May 31, 2003                                 Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................            944,203        $  6,511,547
Shares redeemed ........................         (1,763,008)        (12,337,307)
                                                 ------------------------------
Net decrease ...........................           (818,805)       $ (5,825,760)
                                                 ==============================

5. Distributions to Shareholders:

As of May 31, 2004, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed ordinary income--net .....................        $      64,861
Undistributed long-term capital gains--net .............                   --
                                                                -------------
Total undistributed earnings--net ......................               64,861
Capital loss carryforward ..............................         (118,835,080)*
Unrealized gains--net ..................................           21,904,949**
                                                                -------------
Total accumulated losses--net ..........................        $ (96,865,270)
                                                                =============

* On May 31, 2004, the Fund had a net capital loss carryforward of $118,835,080, of which $72,072,028 expires in 2010 and $46,763,052 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, and the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts.

Report of Independent Registered Public Accounting Firm
                                                Merrill Lynch International Fund

To the Shareholders and Board of Directors of Mercury Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Merrill Lynch International Fund, one of the series constituting Mercury Funds, Inc. ("Mercury"), as of May 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of Mercury's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch International Fund of Mercury Funds, Inc. as of May 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
July 16, 2004


18            MERRILL LYNCH INTERNATIONAL FUND        MAY 31, 2004

Schedule of Investments             Merrill Lynch Master International Portfolio

                                                                                                             Value        Percent of
Europe       Industry*                          Shares Held     Common Stocks                          (in U.S. dollars)  Net Assets
====================================================================================================================================
Finland      Machinery                               15,702     Kone Corporation 'B'                      $   905,037        0.6%
             -----------------------------------------------------------------------------------------------------------------------
             Paper & Forest Products                104,010     Stora Enso Oyj 'R'                          1,350,136        0.9
                                                     52,705     UPM-Kymmene Oyj                               946,103        0.7
                                                                                                          --------------------------
                                                                                                            2,296,239        1.6
             -----------------------------------------------------------------------------------------------------------------------
                                                                Total Common Stocks in Finland              3,201,276        2.2
====================================================================================================================================
France       Building Products                       11,955     Compagnie de Saint-Gobain                     602,203        0.4
             -----------------------------------------------------------------------------------------------------------------------
             Chemicals                               12,430     Air Liquide                                 2,179,690        1.5
             -----------------------------------------------------------------------------------------------------------------------
             Commercial Banks                        34,623     BNP Paribas SA                              2,113,994        1.4
             -----------------------------------------------------------------------------------------------------------------------
             Diversified Telecommunication           40,060     France Telecom SA                             963,221        0.7
             Services
             -----------------------------------------------------------------------------------------------------------------------
             Food & Staples Retailing                 7,240     Carrefour SA                                  353,557        0.2
             -----------------------------------------------------------------------------------------------------------------------
             Food Products                            2,495     Groupe Danone                                 430,204        0.3
             -----------------------------------------------------------------------------------------------------------------------
             Insurance                               51,520     Axa                                         1,056,950        0.7
             -----------------------------------------------------------------------------------------------------------------------
             Oil & Gas                               14,505     TotalFinaElf SA                             2,722,455        1.9
             -----------------------------------------------------------------------------------------------------------------------
             Pharmaceuticals                         15,310     Aventis SA                                  1,214,293        0.8
                                                     28,470     Sanofi-Synthelabo SA                        1,880,849        1.3
                                                                                                          --------------------------
                                                                                                            3,095,142        2.1
             -----------------------------------------------------------------------------------------------------------------------
                                                                Total Common Stocks in France              13,517,416        9.2
====================================================================================================================================
Germany      Automobiles                              9,795     Bayerische Motoren Werke (BMW) AG             415,052        0.3
             -----------------------------------------------------------------------------------------------------------------------
             Commercial Banks                        38,600    +Bayerische Hypo- und Vereinsbank AG           652,368        0.4
             -----------------------------------------------------------------------------------------------------------------------
             Diversified Financial Services          12,360     Deutsche Boerse AG                            658,828        0.4
             -----------------------------------------------------------------------------------------------------------------------
             Diversified Telecommunication           27,610    +Deutsche Telekom AG (Registered Shares)       463,257        0.3
             Services
             -----------------------------------------------------------------------------------------------------------------------
             Electric Utilities                      23,060     E.On AG                                     1,598,064        1.1
             -----------------------------------------------------------------------------------------------------------------------
             Thrifts & Mortgage Finance              13,603    +Hypo Real Estate Holding AG                   382,392        0.3
             -----------------------------------------------------------------------------------------------------------------------
                                                                Total Common Stocks in Germany              4,169,961        2.8
====================================================================================================================================
Ireland      Commercial Banks                       112,135     Allied Irish Banks PLC                      1,593,908        1.1
                                                     99,285     Bank of Ireland                             1,197,870        0.8
             -----------------------------------------------------------------------------------------------------------------------
                                                                Total Common Stocks in Ireland              2,791,778        1.9
====================================================================================================================================
Italy        Commercial Banks                       270,600     Banca Intesa SpA                              740,193        0.5
                                                     47,100     Banco Popolare di Verona e Novara Scrl        773,017        0.5
                                                    515,602     Intesa BCI SpA                              1,851,105        1.3
                                                    157,000     Unicredito Italiano SpA                       734,290        0.5
                                                                                                          --------------------------
                                                                                                            4,098,605        2.8
             -----------------------------------------------------------------------------------------------------------------------
             Insurance                               47,680     Assicurazioni Generali                      1,236,687        0.8
             -----------------------------------------------------------------------------------------------------------------------
             Oil & Gas                               72,430     ENI SpA                                     1,476,196        1.0
             -----------------------------------------------------------------------------------------------------------------------
                                                                Total Common Stocks in Italy                6,811,488        4.6
====================================================================================================================================
Netherlands  Air Freight & Logistics                 73,515     TNT Post Group NV                           1,653,616        1.1
             -----------------------------------------------------------------------------------------------------------------------
             Commercial Banks                        39,984     ABN AMRO Holding NV                           852,022        0.6
             -----------------------------------------------------------------------------------------------------------------------
             Diversified Financial Services          27,250     Euronext NV                                   778,667        0.5
                                                     44,170     ING Groep NV                                  996,778        0.7
                                                                                                          --------------------------
                                                                                                            1,775,445        1.2
             -----------------------------------------------------------------------------------------------------------------------
             Food Products                            8,755     Unilever NV 'A'                               575,720        0.4
             -----------------------------------------------------------------------------------------------------------------------
             Oil & Gas                               60,400     Royal Dutch Petroleum Company               3,024,057        2.1
             -----------------------------------------------------------------------------------------------------------------------
                                                                Total Common Stocks in the Netherlands      7,880,860        5.4
             =======================================================================================================================


              MERRILL LYNCH INTERNATIONAL FUND        MAY 31, 2004            19

[LOGO] Merrill Lynch Investment Managers

                                    Merrill Lynch Master International Portfolio

Europe                                                                                                       Value        Percent of
(continued)  Industry*                          Shares Held     Common Stocks                          (in U.S. dollars)  Net Assets
====================================================================================================================================
Spain        Diversified Telecommunication          147,830     Telefonica SA                             $ 2,144,609        1.5%
             Services
             -----------------------------------------------------------------------------------------------------------------------
             Tobacco                                 31,240     Altadis, SA                                   956,007        0.6
             -----------------------------------------------------------------------------------------------------------------------
                                                                Total Common Stocks in Spain                3,100,616        2.1
====================================================================================================================================
Sweden       Building Products                       60,945     Assa Abloy AB 'B'                             707,118        0.5
             -----------------------------------------------------------------------------------------------------------------------
             Commercial Banks                        49,100     Skandinaviska Enskilda Banken (SEB) 'A'       707,991        0.5
             -----------------------------------------------------------------------------------------------------------------------
             Insurance                              140,630     Skandia Forsakrings AB                        564,010        0.4
             -----------------------------------------------------------------------------------------------------------------------
             Machinery                               37,115     SKF AB 'B'                                  1,354,117        0.9
                                                     33,600     Scania AB 'B'                               1,052,359        0.7
                                                                                                          --------------------------
                                                                                                            2,406,476        1.6
             -----------------------------------------------------------------------------------------------------------------------
                                                                Total Common Stocks in Sweden               4,385,595        3.0
====================================================================================================================================
Switzerland  Capital Markets                         58,910     Credit Suisse Group                         2,021,744        1.4
                                                     28,575     UBS AG (Registered Shares)                  2,047,905        1.4
                                                                                                          --------------------------
                                                                                                            4,069,649        2.8
             -----------------------------------------------------------------------------------------------------------------------
             Construction Materials                  33,168     Holderbank Finan Glaris Ltd.
                                                                (Registered Shares)                         1,726,619        1.2
             -----------------------------------------------------------------------------------------------------------------------
             Food Products                           11,353     Nestle SA (Registered Shares)               2,950,477        2.0
             -----------------------------------------------------------------------------------------------------------------------
             Insurance                               23,520     Swiss Re (Registered Shares)                1,458,750        1.0
             -----------------------------------------------------------------------------------------------------------------------
             Machinery                                3,123     Schindler Holding AG                          891,290        0.6
             -----------------------------------------------------------------------------------------------------------------------
             Pharmaceuticals                         55,380     Novartis AG (Registered Shares)             2,481,151        1.7
                                                     14,280     Roche Holding AG                            1,502,679        1.0
                                                                                                          --------------------------
                                                                                                            3,983,830        2.7
             -----------------------------------------------------------------------------------------------------------------------
                                                                Total Common Stocks in Switzerland         15,080,615       10.3
====================================================================================================================================
United       Beverages                              134,880     Diageo PLC                                  1,790,421        1.2
Kingdom      -----------------------------------------------------------------------------------------------------------------------
             Commercial Banks                       329,375     Barclays PLC                                2,871,508        2.0
                                                     86,919     Royal Bank of Scotland Group PLC            2,624,685        1.8
                                                                                                          --------------------------
                                                                                                            5,496,193        3.8
             -----------------------------------------------------------------------------------------------------------------------
             Commercial Services & Supplies         121,360     Bunzl PLC                                   1,021,309        0.7
             -----------------------------------------------------------------------------------------------------------------------
             Food & Staples Retailing               300,410     Tesco PLC                                   1,371,458        0.9
             -----------------------------------------------------------------------------------------------------------------------
             Household Durables                      48,080     Barratt Developments PLC                      505,112        0.3
                                                     50,260     The Berkeley Group PLC                        849,615        0.6
                                                     39,320     Bovis Homes Group PLC                         368,927        0.3
                                                     46,520     Persimmon PLC                                 513,032        0.3
                                                                                                          --------------------------
                                                                                                            2,236,686        1.5
             -----------------------------------------------------------------------------------------------------------------------
             Household Products                      57,255     Reckitt Benckiser PLC                       1,551,518        1.1
             -----------------------------------------------------------------------------------------------------------------------
             Industrial Conglomerates               116,602     Smiths Group PLC                            1,491,143        1.0
             -----------------------------------------------------------------------------------------------------------------------
             Media                                   90,255     British Sky Broadcasting Group PLC
                                                                ("BSkyB")                                   1,015,207        0.7
                                                     53,105     EMAP PLC                                      740,950        0.5
                                                     62,849     Johnston Press PLC                            630,023        0.4
                                                    201,259     Reed Elsevier NV                            1,940,931        1.3
                                                    117,175     WPP Group PLC                               1,168,699        0.8
                                                                                                          --------------------------
                                                                                                            5,495,810        3.7
             -----------------------------------------------------------------------------------------------------------------------
             Metals & Mining                         29,590     Rio Tinto PLC (Registered Shares)             712,868        0.5
             -----------------------------------------------------------------------------------------------------------------------
             Multi-Utilities & Unregulated Power    293,783     National Grid Group PLC                     2,328,255        1.6
             -----------------------------------------------------------------------------------------------------------------------
             Oil & Gas                              293,745     BG Group PLC                                1,788,041        1.2
                                                    532,297     BP Amoco PLC                                4,662,552        3.2
                                                                                                          --------------------------
                                                                                                            6,450,593        4.4
             -----------------------------------------------------------------------------------------------------------------------
             Pharmaceuticals                         65,300     AstraZeneca Group PLC                       3,042,193        2.1
                                                     46,796     GlaxoSmithKline PLC                           978,098        0.6
                                                                                                          --------------------------
                                                                                                            4,020,291        2.7


20            MERRILL LYNCH INTERNATIONAL FUND        MAY 31, 2004

                                    Merrill Lynch Master International Portfolio

Europe                                                                                                       Value        Percent of
(concluded)  Industry*                          Shares Held     Common Stocks                          (in U.S. dollars)  Net Assets
====================================================================================================================================
United       Real Estate                             26,500     The British Land Company PLC              $   325,772        0.2%
Kingdom                                              15,700     Land Securities Group PLC                     336,786        0.3
(concluded)                                                                                               --------------------------
                                                                                                              662,558        0.5
             -----------------------------------------------------------------------------------------------------------------------
             Tobacco                                 58,865     British American Tobacco PLC                  863,408        0.6
                                                     63,270     Imperial Tobacco Group PLC                  1,408,268        1.0
                                                                                                          --------------------------
                                                                                                            2,271,676        1.6
             -----------------------------------------------------------------------------------------------------------------------
             Transportation Infrastructure          122,785     BAA PLC                                     1,224,653        0.8
             -----------------------------------------------------------------------------------------------------------------------
             Wireless Telecommunication           1,277,830     Vodafone Group PLC                          3,004,688        2.0
             Services
             -----------------------------------------------------------------------------------------------------------------------
                                                                Total Common Stocks in the United
                                                                Kingdom                                    41,130,120       28.0
             =======================================================================================================================
                                                                Total Common Stocks in Europe
                                                                (Cost--$82,585,330)                       102,069,725       69.5
====================================================================================================================================
North America
====================================================================================================================================
United       Software                                44,845    +Amdocs Limited                              1,106,775        0.8
States       -----------------------------------------------------------------------------------------------------------------------
                                                                Total Common Stocks in North America
                                                                (Cost--$825,759)                            1,106,775        0.8
====================================================================================================================================
Pacific Basin/Asia
====================================================================================================================================
Australia    Commercial Banks                        36,983     Australia and New Zealand Banking
                                                                Group Ltd.                                    478,470        0.3
                                                     26,660     Commonwealth Bank of Australia                625,528        0.5
                                                     74,060     Westpac Banking Corporation Limited           909,007        0.6
                                                                                                          --------------------------
                                                                                                            2,013,005        1.4
             -----------------------------------------------------------------------------------------------------------------------
             Metals & Mining                        379,900    +Zinifex Limited                               496,107        0.3
             -----------------------------------------------------------------------------------------------------------------------
                                                                Total Common Stocks in Australia            2,509,112        1.7
====================================================================================================================================
Hong Kong    Commercial Banks                       124,870     Bank of East Asia, Ltd.                       354,876        0.2
                                                     59,950     Dah Sing Financial Group                      403,825        0.3
                                                                                                          --------------------------
                                                                                                              758,701        0.5
             -----------------------------------------------------------------------------------------------------------------------
             Real Estate                             47,690     Cheung Kong (Holdings) Ltd.                   357,955        0.3
             -----------------------------------------------------------------------------------------------------------------------
                                                                Total Common Stocks in Hong Kong            1,116,656        0.8
====================================================================================================================================
Japan        Automobiles                             15,400     Honda Motor Co., Ltd.                         663,235        0.5
                                                    180,400     Nissan Motor Co., Ltd.                      1,819,914        1.2
                                                     91,900     Toyota Motor Corporation                    3,325,944        2.3
                                                                                                          --------------------------
                                                                                                            5,809,093        4.0
             -----------------------------------------------------------------------------------------------------------------------
             Beverages                               39,500     Asahi Breweries Limited                       415,996        0.3
             -----------------------------------------------------------------------------------------------------------------------
             Capital Markets                        118,000     Daiwa Securities Group Inc.                   824,212        0.6
             -----------------------------------------------------------------------------------------------------------------------
             Chemicals                               23,800     Shin-Etsu Chemical Co., Ltd.                  833,350        0.6
             -----------------------------------------------------------------------------------------------------------------------
             Commercial Banks                       180,000    +The Bank of Yokohama, Ltd.                  1,026,012        0.7
                                                    100,000     The Hiroshima Bank, Ltd.                      446,958        0.3
                                                        100     Sumitomo Mitsui Financial Group, Inc.         716,580        0.5
                                                                                                          --------------------------
                                                                                                            2,189,550        1.5
             -----------------------------------------------------------------------------------------------------------------------
             Construction & Engineering             167,000     Obayashi Corporation                          797,792        0.5
             -----------------------------------------------------------------------------------------------------------------------
             Consumer Finance                        11,300     Orix Corporation                            1,146,103        0.8
             -----------------------------------------------------------------------------------------------------------------------
             Food & Staples Retailing                11,800     C&S Co., Ltd.                                 268,509        0.2
                                                      9,100     FamilyMart Co., Ltd.                          266,763        0.2
                                                     10,100     MINISTOP CO., LTD.                            165,310        0.1
                                                                                                          --------------------------
                                                                                                              700,582        0.5
             -----------------------------------------------------------------------------------------------------------------------
             Food Products                           47,000     Ajinomoto Co., Inc.                           540,059        0.4
             -----------------------------------------------------------------------------------------------------------------------
             Gas Utilities                          164,000     Tokyo Gas Co.                                 577,209        0.4
             -----------------------------------------------------------------------------------------------------------------------
             Health Care Equipment & Supplies        43,000     Olympus Optical Co., Ltd.                     774,214        0.5


              MERRILL LYNCH INTERNATIONAL FUND        MAY 31, 2004            21

[LOGO] Merrill Lynch Investment Managers

                                    Merrill Lynch Master International Portfolio

Pacific
Basin/Asia                                                                                                    Value       Percent of
(concluded)  Industry*                          Shares Held     Common Stocks                          (in U.S. dollars)  Net Assets
====================================================================================================================================
Japan        Household Durables                       4,300     Funai Electric Co., Ltd.                  $   588,636        0.4%
(concluded)                                          34,000     Matsushita Electric Industrial
                                                                Company, Ltd.                                 469,432        0.3
                                                                                                          --------------------------
                                                                                                            1,058,068        0.7
             -----------------------------------------------------------------------------------------------------------------------
             Household Products                      17,000     Uni-Charm Corporation                         824,429        0.6
             -----------------------------------------------------------------------------------------------------------------------
             Insurance                                   73     Millea Holdings, Inc.                         944,492        0.6
             -----------------------------------------------------------------------------------------------------------------------
             Leisure Equipment & Products            24,000     BANDAI CO., LTD.                              596,064        0.4
             -----------------------------------------------------------------------------------------------------------------------
             Office Electronics                      50,000     Canon, Inc.                                 2,465,506        1.7
                                                    122,000     Ricoh Co., Ltd.                             2,367,700        1.6
                                                                                                          --------------------------
                                                                                                            4,833,206        3.3
             -----------------------------------------------------------------------------------------------------------------------
             Pharmaceuticals                         23,600     Takeda Chemical Industries, Ltd.              980,086        0.7
             -----------------------------------------------------------------------------------------------------------------------
             Semiconductors & Semiconductor           4,900     Rohm Company Ltd.                             585,207        0.4
             Equipment
             -----------------------------------------------------------------------------------------------------------------------
             Textiles, Apparel & Luxury Goods        42,000     Onward Kashiyama Co., Ltd.                    677,928        0.4
             -----------------------------------------------------------------------------------------------------------------------
             Trading Companies & Distributors       100,000     Mitsubishi Corporation                        987,107        0.6
                                                    111,000     Mitsui & Co., Ltd.                            845,619        0.6
                                                                                                          --------------------------
                                                                                                            1,832,726        1.2
             -----------------------------------------------------------------------------------------------------------------------
             Wireless Telecommunication                 200     KDDI Corporation                            1,165,347        0.8
             Services                                   743     NTT DoCoMo, Inc.                            1,398,272        0.9
                                                                                                          --------------------------
                                                                                                            2,563,619        1.7
             -----------------------------------------------------------------------------------------------------------------------
                                                                Total Common Stocks in Japan               29,503,985       20.1
====================================================================================================================================
Malaysia     Diversified Telecommunication          287,000     Telekom Malaysia Berhad                       740,158        0.5
             Services
             -----------------------------------------------------------------------------------------------------------------------
             Hotels, Restaurants & Leisure          376,000     Resorts World Berhad                          875,684        0.6
             -----------------------------------------------------------------------------------------------------------------------
                                                                Total Common Stocks in Malaysia             1,615,842        1.1
====================================================================================================================================
Singapore    Wireless Telecommunication Services    518,000     MobileOne Limited                             459,903        0.3
             -----------------------------------------------------------------------------------------------------------------------
                                                                Total Common Stocks in Singapore              459,903        0.3
====================================================================================================================================
South Korea  Semiconductors & Semiconductor           4,860     Samsung Electronics (GDR) (b)(c)            1,084,682        0.7
             Equipment
             -----------------------------------------------------------------------------------------------------------------------
             Tobacco                                 10,000     KT&G Corporation (GDR) (b)(c)                 113,524        0.1
             -----------------------------------------------------------------------------------------------------------------------
             Wireless Telecommunication Services     47,740     SK Telecom Co., Ltd. (ADR) (a)                996,334        0.7
             -----------------------------------------------------------------------------------------------------------------------
                                                                Total Common Stocks in South Korea          2,194,540        1.5
====================================================================================================================================
Taiwan       Computers & Peripherals                119,590     Compal Electronics Inc. (GDR) (b)             735,658        0.5
                                                    108,430     Hon Hai Precision Industry Co.,
                                                                Ltd. (GDR) (b)                                888,259        0.6
                                                                                                          --------------------------
                                                                                                            1,623,917        1.1
             -----------------------------------------------------------------------------------------------------------------------
             Diversified Telecommunication           56,465     Chunghwa Telecom Co., Ltd. (ADR) (a)          911,910        0.6
             Services
             -----------------------------------------------------------------------------------------------------------------------
                                                                Total Common Stocks in Taiwan               2,535,827        1.7
====================================================================================================================================
Thailand     Commercial Banks                       153,490    +Bangkok Bank Public Company Limited
                                                                'Foreign Registered'                          363,200        0.3
                                                  2,529,000    +Bank of Ayudhya Public Company Limited        766,741        0.5
                                                                                                          --------------------------
                                                                                                            1,129,941        0.8
             -----------------------------------------------------------------------------------------------------------------------
             Wireless Telecommunication Services    357,470     Advanced Info Service Public Company
                                                                Limited 'Foreign Registered'                  784,196        0.5
             -----------------------------------------------------------------------------------------------------------------------
                                                                Total Common Stocks in Thailand             1,914,137        1.3
             =======================================================================================================================
                                                                Total Common Stocks in the Pacific
                                                                Basin/Asia (Cost--$38,435,979)             41,850,002       28.5
             =======================================================================================================================
                                                                Total Common Stocks
                                                                (Cost--$121,847,068)                      145,026,502       98.8
             =======================================================================================================================


22            MERRILL LYNCH INTERNATIONAL FUND        MAY 31, 2004

Schedule of Investments (concluded)
                                    Merrill Lynch Master International Portfolio

                                       Beneficial Interest/                                                  Value        Percent of
                                                Shares Held     Short-Term Securities                  (in U.S. dollars)  Net Assets
             =======================================================================================================================
                                                 $8,123,737     Merrill Lynch Liquidity Series,
                                                                LLC Money Market Series (d)(e)           $  8,123,737        5.5%
                                                  2,707,913     Merrill Lynch Premier Institutional
                                                                Fund (d)(e)                                 2,707,913        1.9
             -----------------------------------------------------------------------------------------------------------------------
                                                                Total Short-Term Securities
                                                                (Cost--$10,831,650)                        10,831,650        7.4
             =======================================================================================================================
             Total Investments (Cost--$132,678,718)                                                       155,858,152      106.2

             Liabilities in Excess of Other Assets                                                         (9,132,266)      (6.2)
                                                                                                         ---------------------------
             Net Assets                                                                                  $146,725,886      100.0%
                                                                                                         ===========================

* For Portfolio compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.
+     Non-income producing security.
(a)   American Depositary Receipts (ADR).
(b)   Global Depositary Receipts (GDR).
(c) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(d) Investments in companies considered to be an affiliate of the Portfolio (such companies are defined as "Affiliated Companies" in section 2(a)(3) of the Investment Company Act of 1940) are as follows:

      --------------------------------------------------------------------------
                                                                       Interest/
                                                         Net           Dividend
      Affiliate                                       Activity          Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                          $(2,260,598)       $ 6,596

      Merrill Lynch Liquidity Series, LLC
       Money Market Series                          $ 4,357,767        $39,723

      Merrill Lynch Premier
       Institutional Fund                               680,083        $15,257
      --------------------------------------------------------------------------

(e)   Security was purchased with the cash proceeds from securities loans.

      See Notes to Financial Statements.


              MERRILL LYNCH INTERNATIONAL FUND        MAY 31, 2004            23

[LOGO] Merrill Lynch Investment Managers

Statement of Assets and Liabilities
                                    Merrill Lynch Master International Portfolio

As of May 31, 2004
=========================================================================================================================
Assets
-------------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value (including securities loaned of $10,155,292) (identified
                        cost--$121,847,068) ..........................................                      $ 145,026,502
                       Investments in affiliated securities, at value (identified
                        cost--$10,831,650) ...........................................                         10,831,650
                       Receivables:
                          Dividends ..................................................    $   1,930,089
                          Securities sold ............................................        1,215,841
                          Contributions ..............................................          107,298
                          Securities lending--net ....................................           22,703
                          Interest from affiliates ...................................               60         3,275,991
                                                                                          -------------
                       Prepaid expenses and other assets .............................                              1,734
                                                                                                            -------------
                       Total assets ..................................................                        159,135,877
                                                                                                            -------------
=========================================================================================================================
Liabilities
-------------------------------------------------------------------------------------------------------------------------
                       Collateral on securities loaned, at value .....................                         10,831,650
                       Payables:
                          Securities purchased .......................................          991,353
                          Withdrawals ................................................          406,280
                          Investment adviser .........................................           83,325
                          Custodian bank .............................................           63,933
                          Other affiliates ...........................................            1,352         1,546,243
                                                                                          -------------
                       Accrued expenses ..............................................                             32,098
                                                                                                            -------------
                       Total liabilities .............................................                         12,409,991
                                                                                                            -------------
=========================================================================================================================
Net Assets
-------------------------------------------------------------------------------------------------------------------------
                       Net assets ....................................................                      $ 146,725,886
                                                                                                            =============
=========================================================================================================================
Net Assets Consist of
-------------------------------------------------------------------------------------------------------------------------
                       Investors' capital ............................................                      $ 123,280,042
                       Unrealized appreciation on investments and foreign currency
                        transactions--net ............................................                         23,445,844
                                                                                                            -------------
                       Net Assets ....................................................                      $ 146,725,886
                                                                                                            =============

      See Notes to Financial Statements.


24            MERRILL LYNCH INTERNATIONAL FUND        MAY 31, 2004

Statement of Operations             Merrill Lynch Master International Portfolio

For the Year Ended May 31, 2004
=========================================================================================================================
Investment Income
-------------------------------------------------------------------------------------------------------------------------
                       Dividends (net of $462,545 foreign withholding tax) ...........                      $   3,828,822
                       Securities lending--net .......................................                             54,980
                       Interest from affiliates ......................................                              6,596
                                                                                                            -------------
                       Total income ..................................................                          3,890,398
                                                                                                            -------------
=========================================================================================================================
Expenses
-------------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ......................................    $   1,146,685
                       Accounting services ...........................................          103,052
                       Custodian fees ................................................          102,825
                       Professional fees .............................................           41,835
                       Trustees' fees and expenses ...................................           20,552
                       Pricing fees ..................................................           11,066
                       Printing and shareholder reports ..............................            2,501
                       Other .........................................................            5,820
                                                                                          -------------
                       Total expenses ................................................                          1,434,336
                                                                                                            -------------
                       Investment income--net ........................................                          2,456,062
                                                                                                            -------------
=========================================================================================================================
Realized & Unrealized Gain on Investments & Foreign Currency Transactions--Net
-------------------------------------------------------------------------------------------------------------------------
                       Realized gain from:
                          Investments--net ...........................................       15,905,326
                          Foreign currency transactions--net .........................           76,035        15,981,361
                                                                                          -------------
                       Change in unrealized appreciation on:
                          Investments--net ...........................................       11,745,645
                          Foreign currency transactions--net .........................              985        11,746,630
                                                                                          -------------------------------
                       Total realized and unrealized gain on investments and foreign
                        currency transactions--net ...................................                         27,727,991
                                                                                                            -------------
                       Net Increase in Net Assets Resulting from Operations ..........                      $  30,184,053
                                                                                                            =============

      See Notes to Financial Statements.


              MERRILL LYNCH INTERNATIONAL FUND        MAY 31, 2004            25

[LOGO] Merrill Lynch Investment Managers

Statements of Changes in Net Assets
                                    Merrill Lynch Master International Portfolio

                                                                                                 For the Year Ended
                                                                                                       May 31,
                                                                                          -------------------------------
Increase (Decrease) in Net Assets:                                                             2004              2003
=========================================================================================================================
Operations
-------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ........................................    $   2,456,062     $   2,428,380
                       Realized gain (loss) on investments and foreign currency
                        transactions--net ............................................       15,981,361       (34,939,991)
                       Change in unrealized appreciation on investments and foreign
                        currency transactions--net ...................................       11,746,630         2,027,848
                                                                                          -------------------------------
                       Net increase (decrease) in net assets resulting from operations       30,184,053       (30,483,763)
                                                                                          -------------------------------
=========================================================================================================================
Capital Transactions
-------------------------------------------------------------------------------------------------------------------------
                       Proceeds from contributions ...................................       49,253,200        20,777,102
                       Fair value of withdrawals .....................................      (84,683,709)      (67,446,635)
                                                                                          -------------------------------
                       Net decrease in net assets derived from capital transactions ..      (35,430,509)      (46,669,533)
                                                                                          -------------------------------
=========================================================================================================================
Net Assets
-------------------------------------------------------------------------------------------------------------------------
                       Total decrease in net assets ..................................       (5,246,456)      (77,153,296)
                       Beginning of year .............................................      151,972,342       229,125,638
                                                                                          -------------------------------
                       End of year ...................................................    $ 146,725,886     $ 151,972,342
                                                                                          ===============================

      See Notes to Financial Statements.


26            MERRILL LYNCH INTERNATIONAL FUND        MAY 31, 2004

Financial Highlights                Merrill Lynch Master International Portfolio

                                                                                      For the Year Ended May 31,
The following ratios have been derived from                     -------------------------------------------------------------------
information provided in the financial statements.                   2004          2003           2002           2001          2000
===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ...       21.12%       (11.64%)        (9.27%)           --            --
                                                                ===================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Expenses .............................         .94%          .97%           .94%           .89%          .84%
                                                                ===================================================================
                       Investment income--net ...............        1.60%         1.48%           .92%           .68%          .67%
                                                                ===================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year (in thousands)   $ 146,726     $ 151,972      $ 229,126      $ 366,720     $ 534,583
                                                                ===================================================================
                       Portfolio turnover ...................       73.55%       132.93%        140.65%         88.01%        63.03%
                                                                ===================================================================

* Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

      See Notes to Financial Statements.


              MERRILL LYNCH INTERNATIONAL FUND        MAY 31, 2004            27

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements       Merrill Lynch Master International Portfolio

1. Significant Accounting Policies:

Merrill Lynch Master International Portfolio (the "Portfolio") (formerly Mercury Master International Portfolio) is a series of Mercury Master Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interest in the Trust, subject to certain limitations. The Portfolio's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments -- Equity securities that are held by the Portfolio that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Trust employs pricing services to provide certain securities prices for the Portfolio. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Trust, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Portfolio are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments -- The Portfolio may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in the securities market. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.


28            MERRILL LYNCH INTERNATIONAL FUND        MAY 31, 2004

                                    Merrill Lynch Master International Portfolio

o Financial futures contracts -- The Portfolio may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Portfolio may purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward foreign exchange contracts -- The Portfolio may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures -- The Portfolio may purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Portfolio, sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes -- The Portfolio is considered as a "pass through" entity for Federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Portfolio's assets will be managed so an investor in the Portfolio can satisfy the requirements of subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income -- Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis.


              MERRILL LYNCH INTERNATIONAL FUND        MAY 31, 2004            29

[LOGO] Merrill Lynch Investment Managers

                                    Merrill Lynch Master International Portfolio

(f) Securities lending -- The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(g) Custodian bank -- The Portfolio recorded an amount payable to the custodian bank which resulted from management estimates of available cash.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers International Limited ("MLIMIL"), an affiliate of Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

MLIMIL is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee based upon the average daily value of the Portfolio's net assets at the following annual rates: .75% of the Portfolio's average daily net assets not exceeding $500 million and .70% of average daily net assets in excess of $500 million. The Trust has entered into a Sub-Advisory Agreement with FAM with respect to the Portfolio, pursuant to which FAM provides investment advisory services with respect to the Portfolio's daily cash assets. MLIMIL has agreed to pay FAM a fee in an amount to be determined from time to time by both parties but in no event in excess of the amount that MLIMIL actually receives for providing services to the Trust pursuant to the Investment Advisory Agreement.

The Portfolio has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Portfolio also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIMIL, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIMIL or its affiliates. For the year ended May 31, 2004, MLIM, LLC received $24,059 in securities lending agent fees.

In addition, MLPF&S received $10,906 in commissions on the execution of portfolio security transactions for the Portfolio for the year ended May 31, 2004.

For the year ended May 31, 2004, the Portfolio reimbursed MLIMIL $3,307 for certain accounting services.


30            MERRILL LYNCH INTERNATIONAL FUND        MAY 31, 2004

Notes to Financial Statements (concluded)
                                    Merrill Lynch Master International Portfolio

Certain officers and/or trustees of the Trust are officers and/or directors of Mercury Funds, Inc., MLIMIL, FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2004 were $111,075,533 and $141,963,680, respectively.

Net realized gains for the year ended May 31, 2004 and net unrealized appreciation as of May 31, 2004 were as follows:

--------------------------------------------------------------------------------
                                                   Realized          Unrealized
                                                     Gains          Appreciation
--------------------------------------------------------------------------------
Long-term investments ....................        $15,905,326       $23,179,434
Foreign currency transactions ............             76,035           266,410
                                                  -----------------------------
Total ....................................        $15,981,361       $23,445,844
                                                  =============================

As of May 31, 2004, net unrealized appreciation for Federal income tax purposes aggregated $21,637,988, of which $23,908,615 related to appreciated securities and $2,270,627 related to depreciated securities. At May 31, 2004, the aggregate cost of investments for Federal income tax purposes was $134,220,164.

4. Commitments:

At May 31, 2004, the Portfolio had entered into foreign exchange contracts under which it had agreed to purchase and sell various foreign currencies with approximate values of $165,000 and $532,000, respectively.

5. Short-Term Borrowings:

The Portfolio, along with certain other funds managed by MLIMIL and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .09% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the year ended May 31, 2004.


              MERRILL LYNCH INTERNATIONAL FUND        MAY 31, 2004            31

[LOGO] Merrill Lynch Investment Managers

Report of Independent Registered Public Accounting Firm
                                    Merrill Lynch Master International Portfolio

To the Investor and Board of Trustees of Mercury Master Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Master International Portfolio, one of the series constituting Mercury Master Trust (the "Trust"), as of May 31, 2004 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Master International Portfolio of Mercury Master Trust as of May 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
July 16, 2004


32            MERRILL LYNCH INTERNATIONAL FUND        MAY 31, 2004

Officers and Directors/Trustees (unaudited)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                                                                                                       Fund Complex    Directorships
                           Position(s)  Length of                                                      Overseen by     Held by
                           Held with    Time                                                           Director/       Director/
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Interested Director/Trustee
------------------------------------------------------------------------------------------------------------------------------------
Terry K.    P.O. Box 9011  President    1999 to  President of the Merrill Lynch Investment             126 Funds       None
Glenn*      Princeton, NJ  and          present  Managers, L.P. ("MLIM")/Fund Asset Manage-            161 Portfolios
            08543-9011     Director/    and      ment, L.P. ("FAM")--Advised Funds since 1999;
            Age: 63        Trustee      1998 to  Chairman (Americas Region) of MLIM from
                                        present  2000 to 2002; Executive Vice President of MLIM
                                                 and FAM (which terms as used herein include
                                                 their corporate predecessors) from 1983 to 2002;
                                                 President of FAM Distributors, Inc. ("FAMD") from
                                                 1986 to 2002 and Director thereof from 1991 to
                                                 2002; Executive Vice President and Director of
                                                 Princeton Services, Inc. ("Princeton Services")
                                                 from 1993 to 2002; President of Princeton
                                                 Administrators, L.P. from 1989 to 2002; Director of
                                                 Financial Data Services, Inc. since 1985.
            ------------------------------------------------------------------------------------------------------------------------
            * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his former positions with MLIM, FAM, FAMD, Princeton Services and Princeton Administrators, L.P. The
              Director's/Trustee's term is unlimited. Directors/Trustees serve until their resignation, removal, or death, or until
              December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of
              Directors/Trustees.

====================================================================================================================================
Independent Directors/Trustees*
------------------------------------------------------------------------------------------------------------------------------------
David O.    P.O. Box 9095  Director/    1998 to  Professor of Finance and Economics at the Columbia    13 Funds        None
Beim        Princeton, NJ  Trustee      present  University Graduate School of Business since 1991;    18 Portfolios
            08543-9095                           Chairman of Outward Bound U.S.A. since 1997;
            Age: 63                              Chairman of Wave Hill, Inc. since 1980.
------------------------------------------------------------------------------------------------------------------------------------
James T.    P.O. Box 9095  Director/    1998 to  Chief Financial Officer of J.P. Morgan & Co., Inc.    13 Funds        None
Flynn       Princeton, NJ  Trustee      present  from 1990 to 1995 and an employee of J.P. Morgan      18 Portfolios
            08543-9095                           in various capacities from 1967 to 1995.
            Age: 64
------------------------------------------------------------------------------------------------------------------------------------
W. Carl     P.O. Box 9095  Director/    1998 to  Industrial Bank of Japan Professor of Finance,        13 Funds        None
Kester      Princeton, NJ  Trustee      present  Senior Associate Dean and Chairman of the MBA         18 Portfolios
            08543-9095                           Program of Harvard University Graduate School of
            Age: 52                              Business Administration since 1999; James R.
                                                 Williston Professor of Business Administration of
                                                 Harvard University Graduate School of Business from
                                                 1997 to 1999; MBA Class of 1958; Professor of
                                                 Business Administration of Harvard University
                                                 Graduate School of Business Administration from 1981
                                                 to 1997; Independent Consultant since 1978.
------------------------------------------------------------------------------------------------------------------------------------
Karen P.    P.O. Box 9095  Director/    1998 to  President of Robards & Company, a financial advisory  13 Funds        Enable
Robards     Princeton, NJ  Trustee      present  firm, since 1987; formerly an investment banker with  18 Portfolios   Medical
            08543-9095                           Morgan Stanley for more than ten years; Director of                   Corporation;
            Age: 53                              Enable Medical Corp. since 1996; Director of                          Atricure,
                                                 Atricure, Inc. since 2000; Director of CineMuse Inc.                  Inc.
                                                 from 1996 to 2000; Director of the Cooke Center
                                                 for Learning and Development, a not-for-profit
                                                 organization, since 1987.
            ------------------------------------------------------------------------------------------------------------------------
            * The Director's/Trustee's term is unlimited. Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


              MERRILL LYNCH INTERNATIONAL FUND        MAY 31, 2004            33

[LOGO] Merrill Lynch Investment Managers

Officers and Directors/Trustees (unaudited) (concluded)

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1993 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President and Treasurer of Princeton Services since 1999; Vice
            08543-9011     and          and      President of FAMD since 1999; Director of MLIM Taxation since 1990.
            Age: 43        Treasurer    1999 to
                                        present
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  Senior Vice  1999 to  President of MLIM and member of the Executive Management Committee of ML & Co.,
Doll, Jr.   Princeton, NJ  President    present  Inc. since 2001; Global Chief Investment Officer and Senior Portfolio Manager of
            08543-9011                           MLIM since 1999; Chief Investment Officer of Equities at Oppenheimer Funds, Inc.
            Age: 49                              from 1990 to 1999 and Chief Investment Officer thereof from 1998 to 1999; Executive
                                                 Vice President of Oppenheimer Funds, Inc. from 1991 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Ian Rowley  P.O. Box 9011  Vice         2002 to  Managing Director of MLIM since 2003; Director (Equities) of MLIM from 2001 to
            Princeton, NJ  President    present  2003; Head of Global Equity Strategy at UBS Asset Management from 1988 to 2001.
            08543-9011
            Age: 42
------------------------------------------------------------------------------------------------------------------------------------
Phillip S.  P.O. Box 9011  Secretary    2003 to  First Vice President of MLIM since 2001; Director (Legal Advisory) from 2000 to
Gillespie   Princeton, NJ               present  2001; Vice President from 1999 to 2000 and Attorney associated with MLIM since
            08543-9011                           1998.
            Age: 40
            ------------------------------------------------------------------------------------------------------------------------
            * Officers of the Fund serve at the pleasure of the Board of Directors/Trustees.
------------------------------------------------------------------------------------------------------------------------------------
            Further information about the Fund's Officers and Directors/Trustees is available in the Fund's Statement of Additional
            Information, which can be obtained without charge by calling 1-800-MER-FUND.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


34            MERRILL LYNCH INTERNATIONAL FUND        MAY 31, 2004

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


              MERRILL LYNCH INTERNATIONAL FUND        MAY 31, 2004            35

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch International Fund
Of Mercury Funds, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                 #MLINTL -- 5/04

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) David O. Beim, (2) W. Carl Kester, (3) James T. Flynn and (4) Karen P. Robards.

         The registrant's board of directors has determined that David O. Beim,
         W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

         Mr. Beim has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. For 25 years, Mr. Beim was an investment banker actively engaged in financial analysis for securities transactions and mergers. These transactions presented a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements. Mr. Beim has also been a professor of finance and economics at the Columbia University Graduate School of Business for the past 11 years.

         Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester's financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements.

         Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is the member of the Audit Committees of two privately held companies and a non-profit organization.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -
         Merrill Lynch International Fund
                                Fiscal Year Ending May 31, 2004 - $6,200
                                Fiscal Year Ending May 31, 2003 - $6,000

         Merrill Lynch Master International Portfolio
                                Fiscal Year Ending May 31, 2004 - $30,000
                                Fiscal Year Ending May 31, 2003 - $26,200

         (b) Audit-Related Fees -
         Merrill Lynch International Fund
                                Fiscal Year Ending May 31, 2004 - $0
                                Fiscal Year Ending May 31, 2003 - $0

         Merrill Lynch Master International Portfolio
                                Fiscal Year Ending May 31, 2004 - $0
                                Fiscal Year Ending May 31, 2003 - $0

         (c) Tax Fees -
         Merrill Lynch International Fund
                                Fiscal Year Ending May 31, 2004 - $5,200
                                Fiscal Year Ending May 31, 2003 - $5,400

         Merrill Lynch Master International Portfolio
                                Fiscal Year Ending May 31, 2004 - $0
                                Fiscal Year Ending May 31, 2003 - $5,000

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -
         Merrill Lynch International Fund
                                Fiscal Year Ending May 31, 2004 - $0
                                Fiscal Year Ending May 31, 2003 - $0

         Merrill Lynch Master International Portfolio
                                Fiscal Year Ending May 31, 2004 - $0
                                Fiscal Year Ending May 31, 2003 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for the project as a whole. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g)
         Merrill Lynch International Fund
                                Fiscal Year Ending May 31, 2004 - $16,581,086 Fiscal Year Ending May 31, 2003 - $17,622,606

         Merrill Lynch Master International Portfolio
                                Fiscal Year Ending May 31, 2004 - $16,581,086 Fiscal Year Ending May 31, 2003 - $17,622,606

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $541,640, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - See Item 2

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        Merrill Lynch International Fund of Mercury Funds, Inc. and Merrill Lynch Master International Portfolio of Mercury Master Trust


        By: /s/ Terry K. Glenn
            ----------------------------
            Terry K. Glenn,
            President of
            Merrill Lynch International Fund of Mercury Funds, Inc. and Merrill Lynch Master International Portfolio of Mercury Master Trust

        Date: July 19, 2004

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        By: /s/ Terry K. Glenn
            ----------------------------
            Terry K. Glenn,
            President of
            Merrill Lynch International Fund of Mercury Funds, Inc. and Merrill Lynch Master International Portfolio of Mercury Master Trust

        Date: July 19, 2004


        By: /s/ Donald C. Burke
            ----------------------------
            Donald C. Burke,
            Chief Financial Officer of
            Merrill Lynch International Fund of Mercury Funds, Inc. and Merrill Lynch Master International Portfolio of Mercury Master Trust

        Date: July 19, 2004